Exhibit 10.19

EXECUTION VERSION

AMENDMENT NO. 1 dated as of April 14, 2015 (this “Amendment”), to the Revolving Credit Agreement, dated as of March 6, 2015 (the “Credit Agreement”), among HESS MIDSTREAM PARTNERS LP, a Delaware limited partnership, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent.

Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

The Borrower has requested an amendment to the Credit Agreement to extend the date by which the conditions of Section 4.02 must be satisfied in order for the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit to become effective.

Each of the Lenders and the Issuing Banks is willing to agree to such amendment on the terms and subject to the conditions set forth herein.

Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. (a) The final paragraph of Section 4.02 of the Credit Agreement is hereby amended to replace the date “April 30, 2015” with the date “July 29, 2015”.

(b) Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Schedule 2.01 hereto.

(c) Schedule 2.04 to the Credit Agreement is hereby replaced in its entirety with Schedule 2.04 hereto.

SECTION 2. Concerning Commitments. Each Person whose name appears on Schedule 2.01 hereto acknowledges and agrees that, on and as of the date hereof, such Person shall be a Lender under the Credit Agreement as amended hereby and shall have a Commitment as set forth next to the name of such Person on Schedule 2.01 hereto. Each party hereto acknowledges and agrees that, on and as of the date hereof, Schedule 2.01 hereto sets forth all the Commitments of all the Lenders (and no Person whose name does not appear on Schedule 2.01 hereto shall have, or shall be deemed to have, as of the date hereof, a Commitment under the Credit Agreement).

SECTION 3. Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, ticking fees (the “Ticking Fees”) in US Dollars equal to 0.175% times the actual daily amount of the Commitment of such Lender. The Ticking Fees shall accrue from May 1, 2015 until the earlier of (a) the Availability Date and (b) the termination of the

Commitments and shall be due and payable in arrears on the earlier of (i) the Availability Date and (ii) the date of termination of the Commitments. All Ticking Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

SECTION 4. Effectiveness. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received from the Borrower and each Lender either (a) a counterpart of this Amedment signed on behalf of such party or (b) evidence satisfactory to the Administrative Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Amendment.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HESS MIDSTREAM PARTNERS LP,

by	HESS MIDSTREAM PARTNERS GP LLC, its General Partner

by	/s/ Jonathan C. Stein
Name: Jonathan C. Stein
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, an Issuing Bank and a Swingline Lender,

by	/s/ Debra Hrelja
Name: Debra Hrelja
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Bank of America, NA

by
/s/ Bryan Heller
	Name:	Bryan Heller
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Citibank, N.A.

by
/s/ Richard D. Rivera
	Name:	Richard Rivera
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Wells Fargo Bank, National Association

by
/s/ Michael A. Tribolet
	Name:	Michael A. Tribolet
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: GOLDMAN SACHS BANK USA

by
/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: MORGAN STANLEY BANK, N.A.

by
/s/ Dmitriy Barskiy
	Name:	Dmitriy Barskiy
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: THE BANK OF NOVA SCOTIA

by
/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

The Bank of Tokyo-Mitsubishi UFJ, Ltd.:

by
/s/ Kevin Sparks
	Name:	Kevin Sparks
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

BNP Paribas:

by
/s/ Robert Munczinski
	Name:	Robert Munczinski
	Title:	Managing Director

by
/s/ Nicolas Anberree
	Name:	Nicolas Anberree
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

DNB Capital LLC,

as a Lender:

by
/s/ Joe Hykle
	Name:	Joe Hykle
	Title:	Senior Vice President

by
/s/ Jill Ilski
	Name:	Jill Ilski
	Title:	First Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: HSBC BANK USA, N.A.,

by
/s/ Douglas A Whiddon
	Name:	Douglas A Whiddon
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Sumitomo Mitsui Banking Corporation

by
/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch

by
/s/ Nurys Maleki
	Name:	Nurys Maleki
	Title:	Director
Global Trade Finance

For any Lender requiring a second signature block:

by
/s/ Luca Sacchi
	Name:	Luca Sacchi
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Credit Agricole Corporate and Investment Bank

by
/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

For any Lender requiring a second signature block:

by
/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: ING CAPITAL LLC

by
/s/ Cheryl LaBelle
	Name:	Cheryl LaBelle
	Title:	Managing Director

For any Lender requiring a second signature block:

by
/s/ Hans Beekmans
	Name:	Hans Beekmans
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: INTESA SANPAOLO S.p.A.

by
/s/ Glen Binder
	Name:	Glen Binder
	Title:	Vice President

by
/s/ Francesco Di Mario
	Name:	Francesco Di Mario
	Title:	FVP & Head of Credit

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Mizuho Bank, Ltd

by
/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

Schedule 2.01

Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$30,000,000
Bank of America, N.A.	30,000,000
Citibank, N.A.	30,000,000
Wells Fargo Bank, National Association	30,000,000
Goldman Sachs Bank USA	30,000,000
Morgan Stanley Bank, N.A.	30,000,000
The Bank of Nova Scotia	18,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	18,000,000
BNP Paribas	18,000,000
DNB Capital LLC	18,000,000
HSBC Bank USA, National Association	18,000,000
Sumitomo Mitsui Banking Corporation	18,000,000
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	12,400,000
Credit Agricole Corporate and Investment Bank	12,400,000
ING Capital LLC	12,400,000
Intesa Sanpaolo SPA	12,400,000
Mizuho Bank, Ltd.	12,400,000

Total	$350,000,000.00

Schedule 2.04

Swingline Commitments

Swingline Lender	Initial Swingline Commitment
JPMorgan Chase Bank, N.A.	$30,000,000.00